HIGHLAND FUNDS II

Highland Global Allocation Fund

(the “Fund”)

Class A	Class C	Class R	Class Y
HCOAX	HCOCX	HCORX	HCOYX

Supplement dated May 22, 2015 to the Statement of Additional Information (“SAI”) for the Fund, dated February 1, 2015, as supplemented and amended from time to time.

This supplement provides new and additional information beyond that contained in the SAI for the Fund and should be read in conjunction with the SAI.

Effective immediately, the paragraph below is added as the ninth paragraph to the section that begins on page 3, entitled “INVESTMENT STRATEGIES AND RISKS”.

In addition to the investment strategies implemented by the portfolio managers of the Funds described in the prospectus and herein, the portfolio managers of certain Funds may also give trading desk personnel of the Adviser general authorization to enter into a limited amount of short-term trades (purchases expected to be sold within 15 business days) in debt instruments on behalf of such Funds. Over time, it is expected that these trades will not exceed 2% of each such Fund’s assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFII-SUP-5/22/15